ADVISORSHARES MANAGED BITCOIN STRATEGY ETF (NYSE Arca Ticker: CRYP)

SUMMARY PROSPECTUS – March 30, 2022

Before you invest in the Fund, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and statement of additional information, each dated March 30, 2022, as supplemented from time to time, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at http://advisorshares.com/etfs/cryp. You may also obtain this information at no charge by calling 877.843.3831 or by sending an email request to info@advisorshares.com.

INVESTMENT OBJECTIVE

The AdvisorShares Managed Bitcoin Strategy ETF (the “Fund”) seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.90%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES[1]	0.06%
Acquired Fund Fees and Expenses[1,2]	0.65%
TOTAL ANNUAL OPERATING EXPENSES	1.61%

[1]	Based on estimated amounts for the current fiscal year.

[2]	Total Annual Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) when available because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses, which represent the Fund’s pro rata share of the fees and expenses of the exchange-traded funds (each, an “ETF”) and/or money market funds in which it invests.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay when purchasing or selling shares of the Fund. If these fees were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS
AdvisorShares Managed Bitcoin Strategy ETF	$164	$508

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Fund’s performance. The Fund is new and does not yet have a portfolio turnover rate.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in (i) U.S. ETFs that invest in U.S. exchange-traded bitcoin futures contracts (“Bitcoin ETFs”), (ii) U.S. exchange-traded bitcoin futures contracts (“Bitcoin Futures”), and (iii) U.S. government securities, money market funds and short duration fixed income ETFs, and cash and cash equivalents (“Collateral”). The Fund initially will invest in Bitcoin ETFs and Collateral, adding Bitcoin Futures as it gains assets and investment opportunities arise in accordance with its strategy. To the extent the Fund invests a significant portion of its assets in Bitcoin ETFs, it will be operating as a “fund of funds.” The Fund will not invest directly in bitcoin.

Morgan Creek Capital Management, LLC (the “Sub-Advisor”), the Fund’s investment sub-advisor, utilizes internal and external research, strategies and models in implementing the Fund’s principal investment strategies, including to determine the anticipated rise and fall of bitcoin values. To manage the Fund’s exposure to bitcoin, the Sub-Advisor will tactically allocate the Fund’s assets between Bitcoin Futures, including through Bitcoin ETFs, and Collateral. Due to the elevated levels of volatility of Bitcoin Futures, the Fund’s exposure to bitcoin at times may be substantially less than 100% of the Fund’s net assets. Under normal circumstances, the Fund expects to maintain a target exposure of between 50% and 100%. During periods other than normal circumstances, including periods where there is extreme volatility and where the Sub-Advisor believes it is prudent to take a temporary defensive posture, the Fund may reduce its exposure significantly. In addition to cash and cash equivalents, Collateral consists of high-quality securities including (i) U.S. government securities, such as bills, notes and bonds issued by the U.S. Treasury, and (ii) money market funds and short duration fixed income ETFs, including affiliated ETFs. Collateral is designed to preserve capital, provide liquidity, serve as margin, and otherwise collateralize the investments in Bitcoin ETFs and Bitcoin Futures.

Bitcoin is a digital asset, sometimes referred to as a “cryptocurrency.” Unlike traditional currencies, bitcoin is a decentralized, virtual currency and is not issued or backed by any government, agency, bank or organization. Instead, bitcoin’s value is determined in part by the supply of, and demand for, bitcoin in markets created to facilitate its trading. The operation of bitcoin is determined by participants in a decentralized, online, peer-to-peer computer network. The network connects computers that run publicly accessible, or “open source,” software that follows the protocols governing the bitcoin network. No single entity owns or operates the bitcoin network. Ownership and transaction records for bitcoin are protected through public-key cryptography on a “blockchain.” Public-key cryptography is a cryptographic system that uses a pair of keys, consisting of a public key (which may be known to others) and a private key (which may not be known by anyone except the owner). The transactions on the bitcoin blockchain are verified by “miners.” Bitcoin mining uses computers to solve mathematical equations, which secures transactions and verifies the transfer of assets. In addition to miners, the bitcoin network is collectively maintained by developers (who propose improvements to the protocols) and users.

The Fund will invest indirectly in Bitcoin Futures via Bitcoin ETFs and, when the opportunity arises, through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund also may invest a small percentage of its assets directly in Bitcoin Futures. Bitcoin Futures are standardized, cash-settled futures contracts on bitcoin. In a cash-settled futures contract on bitcoin, the amount of cash to be paid is equal to the difference between the value of the bitcoin underlying the futures contract at the close of the last trading day of the contract and the futures contract price specified in the agreement. Such futures contracts are traded on commodity exchanges registered with the U.S. Commodity Futures Trading Commission (the “CFTC”). Currently, the only such contracts are traded on, or subject to the rules of, the Chicago Mercantile Exchange (the “CME”). The value of Bitcoin Futures is determined by reference to the CME CF Bitcoin Reference Rate (“BRR”), which provides an indication of the price of bitcoin across certain cash bitcoin exchanges.

As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the price of a long-term futures contract is greater than the short-term futures contract price, the market is considered to be in “contango.” If the price of a long-term futures contract is less than the short-term futures contract price, the market is considered to be in “backwardation.” In “contango” markets, the price of futures contracts with expiration dates in the near term generally is lower than the price of futures contracts with more distant expiration dates, resulting in a cost to “roll” the futures contract by replacing the short-term contract with the long-term contract (the “roll cost”). The opposite is true when the market is in backwardation, resulting in a gain from rolling the futures contract (the “roll yield”). Whether an investor realizes roll costs or roll yields depends upon the price differences between short-term and long-term contracts.

At the Sub-Advisor’s discretion, when the Fund invests in Bitcoin Futures directly or via the Subsidiary, the Sub-Advisor will implement the Fund’s tactical strategy by “rolling” the Bitcoin Futures investments. Rather than roll the futures contracts on a predefined schedule, to the extent the Sub-Advisor determines that it is appropriate to roll a futures contract, the Fund will roll its investment into another futures contract (which the Sub-Advisor selects from a universe of futures contracts) that the Sub-Advisor believes will be more advantageous to the Fund in light of its investment objective. When investing in Bitcoin ETFs, the Sub-Advisor will take into account the specific rolling strategy of the Bitcoin ETFs as it implements the Fund’s tactical strategy. There can be no guarantee that such a strategy will produce the desired results.

The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to Bitcoin Futures in accordance with applicable rules and regulations. The Fund may invest up to approximately 25% of its total assets in the Subsidiary. The Subsidiary and the Fund have the same investment adviser and the same investment objective, and the Subsidiary will follow the same general investment policies and restrictions as the Fund except that, unlike the Fund, it may invest without limit directly in Bitcoin Futures. Except as noted, for purposes of this Prospectus, references to the Fund’s investment strategies and risks relating to investment in Bitcoin Futures include those of the Subsidiary.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund. The Sub-Advisor may engage in frequent trading of the Fund’s portfolio, which may result in high portfolio turnover.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks, described below, that may affect the value of its shares, including the possible loss of money. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Bitcoin Strategy Risk. The Fund, primarily through Bitcoin ETFs and/or the Subsidiary, invests in Bitcoin Futures. The Fund does not invest directly in or hold bitcoin. The price of Bitcoin Futures may differ, sometimes significantly, from the current cash price of bitcoin, which is sometimes referred to as the “spot” price of bitcoin. Consequently, the performance of the Fund should be expected to perform differently from the spot price of bitcoin. Furthermore, if the Fund’s ability to obtain exposure to Bitcoin Futures consistent with its investment objective is disrupted for any reason, including, for example, limited liquidity in the Bitcoin Futures market, a disruption to the Bitcoin Futures market, or as a result of margin requirements or position limits imposed by futures commission merchants (“FCMs”), the CME, or the CFTC, the Fund may not be able to achieve its investment objective. Any disruption in the Fund’s ability to obtain exposure to Bitcoin Futures will cause the Fund’s performance to deviate from the performance of bitcoin and Bitcoin Futures. Volatility in the Bitcoin Futures market, particularly during times outside of the Fund’s trading hours, could cause the trading prices of the Fund’s shares to deviate significantly from net asset value (“NAV”).

Bitcoin Risk. Bitcoin is a relatively new asset with a limited history. It is subject to unique and substantial risks, and historically has been a highly speculative asset and has experienced significant price volatility. While the Fund will not invest directly in bitcoin, the value of the Fund’s investments in Bitcoin Futures and Bitcoin ETFs is subject to fluctuations in the value of the bitcoin, which may be highly volatile. The value of bitcoin is determined by supply and demand in the global market, which consists primarily of transactions of bitcoin on electronic exchanges. The price of bitcoin could drop precipitously for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, a flaw or operational issue in the bitcoin network, or users preferring competing digital assets and cryptocurrencies. The further development of bitcoin as an asset and the growing acceptance and use of bitcoin in the marketplace are subject to a variety of factors that are difficult to evaluate. Currently, there is relatively limited use of bitcoin in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion, or a contraction in the use of bitcoin, may result in increased volatility in its value. Legal or regulatory changes may negatively impact the operation of bitcoin’s network or protocols or restrict the ability to use bitcoin. The realization of any of these risks could result in a decline in the acceptance of bitcoin and consequently a reduction in the value of bitcoin, Bitcoin Futures, and the Fund.

Bitcoin also is subject to the risk of fraud, theft and manipulation, as well as security failures and operational or other problems that impact bitcoin trading venues. Unlike the exchanges utilized by traditional assets, such as equity and bond securities, bitcoin trading venues are largely unregulated. As a result, individuals or groups may engage in fraud and investors may be more exposed to the risk of theft and market manipulation than when investing in more traditional asset classes. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. A significant portion of bitcoin is held by a small number of holders, who have the ability to manipulate the price of bitcoin. In addition, cryptocurrency exchanges are subject to the risk of cybersecurity threats and in the past have been breached, resulting in the theft and/or loss of digital assets, including bitcoin. A risk also exists with respect to malicious actors or previously unknown vulnerabilities in the network or its protocols, which may adversely affect the value of bitcoin.

Bitcoin ETF Risk. Through its investments in Bitcoin ETFs, the Fund is subject to the risks associated with their investments and structure as ETFs. These risks include any combination of the risks described in this section. The Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation to the ETFs and the ETFs’ asset allocation. Investment in Bitcoin ETFs exposes the Fund to all of the risks related to bitcoin and bitcoin futures discussed herein as well as additional risks specific to these Bitcoin ETFs. Certain Bitcoin ETFs may borrow for investment purposes using reverse repurchase agreements, which increases the risk of loss and may increase the volatility of the Bitcoin ETF. Borrowing may cause the Bitcoin ETF to liquidate positions under adverse market conditions to satisfy its repayment obligations and the cost of borrowing may reduce its return. In addition to the risks associated with the investment strategy of the Bitcoin ETFs, the Fund will indirectly pay its proportionate share of the expenses (including operating expenses and management fees) of the Bitcoin ETFs in which it invests as well as its own fees and expenses.

Bitcoin Futures Risk. In addition to the other risks associated with futures contracts (described below), the market for Bitcoin Futures has additional, unique risks. The market for Bitcoin Futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the Bitcoin Futures market has grown substantially since Bitcoin Futures commenced trading, there can be no assurance that this growth will continue. Bitcoin Futures are subject to collateral requirements and daily limits that may limit the Fund’s ability to achieve the desired exposure. The CME’s position limits and position accountability levels prevent any single investor, such as the Fund (together with any other accounts managed by the Adviser required to be aggregated), from holding more than a specified number of Bitcoin Futures. These position limits may hinder the Fund’s ability to enter into the desired amount of Bitcoin Futures at times (possibly further hindered if other accounts are required to be aggregated that also held Bitcoin Futures or options on Bitcoin Futures). If the Fund is unable to achieve such exposure, it may not be able to meet its investment objective and the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities, and the Fund intends to effect redemptions in kind when it is primarily invested in ETFs. However, when the Fund primarily is invested in Bitcoin Futures or tactically invested in Collateral, it intends to effect redemptions for cash, rather than in kind, because of the nature of those investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur certain costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV if not offset by an authorized participant transaction fee.

Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S.

Government guarantees, these guarantees do not extend to shares of the Fund. The Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds. Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The Fund’s use of such financial instruments involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. The counterparty to a listed futures contract is the derivatives clearing organization for the listed future. The listed future is held through an FCM acting on behalf of the Fund. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.

Credit Risk. The Fund could lose money if a counterparty or the issuer or guarantor of a debt instrument in which the Fund invests becomes unwilling or unable to make timely principal and/or interest payments or to otherwise meet its obligations.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not invested in derivatives. Derivatives, such as futures contracts, also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations) and to credit risk (the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations).

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Bitcoin Futures have historically experienced extended periods of contango. Contango in the Bitcoin Futures market may have a significant adverse impact on the performance of the Fund and may cause Bitcoin Futures to underperform spot bitcoin. Both contango and backwardation may limit or prevent the Fund from achieving its investment objective. The costs associated with rolling Bitcoin Futures typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. Additionally, if the Fund frequently rolls futures contracts, the impact of contango or backwardation on Fund performance may be greater than it would have been if the Fund rolled futures contracts less frequently.

The Fund’s investments in exchange-traded futures contracts also expose it to the risks of a clearing broker or an FCM. Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all.

ETF Market Risk. In stressed market conditions, the market for certain ETF shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This adverse effect on liquidity for the ETF’s shares in turn could lead to differences between the market price of the ETF’s shares and the underlying value of those shares. In addition, there are a limited number of institutions that act as authorized participants. If these institutions exit the business or are, for any reason, unable to process creation and/or redemption orders with respect to the Fund, or purchase and sell securities in connection with creation and/or redemption orders, as applicable, and no other authorized participant steps forward to create or redeem, or purchase or sell securities, as applicable, Fund shares may trade at a premium or discount to NAV and possibly face operational issues such as trading halts and/or delisting. The absence of an active market in the Fund’s shares could lead to a heightened risk of differences between the market price of the Fund’s shares and the underlying value of those shares.

Fixed Income Securities Risk. The market value of fixed income investments in which the Fund may invest may change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of fixed income securities generally decline.

Illiquid Investments Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular portfolio investments due to infrequent trading in such investments. The prices of such securities may experience significant volatility, make it more difficult for the Fund to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, or make it difficult for the Sub-Advisor to dispose of such securities at a fair price at the time the Sub-Advisor believes it is desirable to do so. The Fund’s investments in such securities may restrict the Fund’s ability to take advantage of other market opportunities and adversely affect the value of the Fund’s portfolio holdings. The Fund’s investments also may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

Issuer Risk. The value of a debt security may decline for a number of reasons directly related to the issuer of such security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage may magnify the Fund’s gains and losses and, therefore, increase volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

Management Risk. The Sub-Advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, achievement of the stated investment objective cannot be guaranteed. The Sub-Advisor’s judgment about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these factors may affect the return on your investment.

Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. Price fluctuations may be temporary or may last for extended periods. This volatility may cause the value of your investment in the Fund to decrease. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. The market value of a security may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Models and Data Risk. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. In addition, the use of predictive models has inherent risk. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

Non-Diversification Risk. As a non-diversified fund under the federal securities laws, the Fund may invest a greater percentage of its assets in a particular issuer and hold a smaller number of portfolio securities; therefore, the value of the Fund’s shares may be more volatile than the value of shares of more diversified funds.

Portfolio Turnover Risk. The Fund may experience relatively high portfolio turnover, which may result in increased transaction costs and performance that is lower than expected.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which may negatively affect the Fund and its shareholders.

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Internal Revenue Code”), the Fund must, among other requirements described in the Fund’s Statement of Additional Information (the “SAI”), derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”) and must satisfy certain asset diversification requirements. Certain of the Fund’s investments may generate income that is not qualifying income. If the Fund were to fail to meet the qualifying income test or asset diversification requirements and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

To the extent that the Fund gains its exposure to Bitcoin Futures by investing in the Subsidiary, the Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to Bitcoin Futures within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code for qualification as a RIC. To the extent the Fund invests in such instruments directly, it will seek to restrict the resulting income from Bitcoin Futures that do not generate qualifying income, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a RIC under Subchapter M of the Internal Revenue Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income requirement, or may not be able to accurately predict the non-qualifying income from these investments.

To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund may no longer be eligible to be treated as a RIC. The tax treatment of derivative instruments, such as Bitcoin Futures, may be adversely affected by changes in legislation, regulations or other legally binding authority. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of the Subsidiary, it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a RIC for one or more years. In this event, the Fund’s Board of Trustees (the “Board”) may authorize a significant change in investment strategy or other action.

Accordingly, the extent to which the Fund invests in Bitcoin Futures directly may be limited by the requirements of Subchapter M of the Internal Revenue Code, which the Fund must continue to satisfy to maintain its status as a RIC. Failure to comply with such requirements would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. See the “Federal Income Taxes” section of the SAI for additional information.

Trading Risk. Shares of the Fund may trade above or below their NAV. The trading price of the Fund’s shares may deviate significantly from their NAV during periods of market volatility and, in such instances, you may pay significantly more or receive significantly less than the underlying value of the Fund’s shares. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. In addition, trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the NYSE Arca, Inc. (the “Exchange”), make trading in shares inadvisable.

FUND PERFORMANCE

A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund is new and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor
Morgan Creek Capital Management, LLC	Sub-Advisor

PORTFOLIO MANAGER

Name and Title	Length of Service with Sub-Advisor
Mark Yusko, Founder, Chief Executive Officer & Chief Investment Officer	since July 2004

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at NAV only in a large specified number of shares called a “Creation Unit.” Only institutional investors that are acting as the Fund’s authorized participants (typically broker-dealers) may purchase or redeem Creation Units. When the Fund is operating primarily as a fund of funds, a Creation Unit transaction generally is conducted in exchange for a basket of securities closely approximating the holdings of the Fund along with a specified amount of cash. When the Fund primarily is invested in Bitcoin Futures or tactically invested, a Creation Unit transaction generally is conducted in exchange for a deposit of cash totaling the NAV of the Creation Unit.

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange and, because shares trade at market price rather than at NAV, shares may trade at a value greater than (premium) or less than (discount) NAV. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available on the Fund’s website at www.advisorshares.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), which may be taxed upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor or Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.